UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                FEBRUARY 29, 2008


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


            NEBRASKA                  001-31924               84-0748903
            --------                  ---------               ----------
  (State or other jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)            File Number)         Identification No.)


         121 SOUTH 13TH STREET
               SUITE 201
           LINCOLN, NEBRASKA                           68508
           -----------------                           -----
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 29, 2008, Nelnet, Inc. (the "Company") issued a press release with respect to its financial results for the quarter and year ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report. In addition, a copy of the supplemental financial information for the quarter and year ended December 31, 2007 made available on the Company's website at www.nelnetinvestors.com in connection with the press release, is furnished as Exhibit 99.2 to this report.

        On March 4, 2008, the Company hosted a previously announced conference call to discuss its financial results for the quarter and year ended December 31, 2007, and made the call publicly available to listeners by webcast. A copy of the transcript of the conference call is furnished as Exhibit 99.3 to this report.

        The above information and Exhibits 99.1, 99.2, and 99.3 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, information on the Company's website is not incorporated by reference into this report and should not be considered part of this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are furnished as part of this report:

      Exhibit
        No.       Description
    ----------    --------------------------------------------------------------

       99.1 Press Release dated February 29, 2008 - "Nelnet Reports Year-End and Fourth-Quarter 2007 Results; Strong Fee-based Revenue Growth"

       99.2 Supplemental Financial Information for the Fourth Quarter and Year Ended December 31, 2007

       99.3       Transcript of conference call hosted by Nelnet, Inc. on March
                  4, 2008.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 6, 2008

                                            NELNET, INC.




                                            By:   /S/ TERRY J. HEIMES
                                                 -------------------------------
                                            Name:   Terry J. Heimes
                                            Title:  Chief Financial Officer